EXHIBIT 10.7

                                                                  EXECUTION COPY
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                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (this "AGREEMENT"), is entered into as of May 6, 1999, between INFORMAX, INC., a Delaware corporation (the "BORROWER"), and PNC BANK, NATIONAL ASSOCIATION (the "BANK"). The Borrower and the Bank, with the intent to be legally bound, agree as follows:

1. LOAN. The following loan and credit facilities (collectively referred to as the "FACILITY"), shall be subject to and governed by this Agreement:

     $800,000 Secured Revolving Credit ("REVOLVING CREDIT")

     $200,000 Equipment Line of Credit ("EQUIPMENT LINE")

The maximum available amount of the Facility shall be $1,000,000. The proceeds of the Revolving Credit shall be used for general corporate and working capital purposes. The proceeds of the Equipment Line shall be used only for the acquisition of computer and telecommunications equipment.

2. TERMS AND CONDITIONS. Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, the Bank agrees to make advances under the Facility (each an "ADVANCE") to the Borrower at any time or from time to time on or after the date hereof in accordance with the terms of this Agreement.

     The Facility shall consist of the components set forth in Section 1 hereof in accordance with the following terms:

     2.1    EXPIRATION DATE.

            (a) Revolving Credit: Three hundred sixty four (364) days from the date of the closing of this Agreement ("CLOSING DATE"), or on such subsequent anniversary of the Closing Date as the parties hereto may agree (the "REVOLVING CREDIT EXPIRATION DATE").

            (b) Equipment Line: All advances under the Equipment Line must be requested and made within the three hundred sixty four (364) day period immediately following the Closing Date (the "EQUIPMENT LINE EXPIRATION DATE"). Six months from the Closing Date (the "FIRST TERM LOAN CONVERSION DATE") all Equipment Line advances then outstanding will convert into a term loan (the "FIRST TERM LOAN"). On the Equipment Line Expiration Date, all Equipment Line advances made since the First Term Loan Conversion Date shall be converted into
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            a second term loan (the "SECOND TERM LOAN").  Each of the First Term
            Loan and the  Second  Term  Loan  shall  provide  for  repayment  of
            principal   and   interest  in  twenty   four  (24)  equal   monthly
            installments.

     2.2    INTEREST RATES.

            (a) Revolving Credit: the Prime Rate (as defined hereinafter) plus 1.50% per annum; the "PRIME RATE" shall be the rate of interest per annum announced by the Bank from time to time as its "PRIME RATE;" it is a base rate upon which other rates charged by the Bank are based, and is not necessarily the best rate offered by the Bank.

            (b) Equipment Line: the Prime Rate plus 1.75% per annum

     2.3 FACILITY FEE. The Borrower shall pay to the Bank a one-time facility fee in an amount equal to .75% of the maximum amount of the Facility ($7,500), payable on the Closing Date.

     2.4    BORROWING BASE/AVAILABILITY.

            (a) Revolving Credit: the Revolving Credit shall be available in amounts determined in accordance with the Borrowing Base Rider in the form attached hereto as Exhibit A.

            (b) Equipment Line. (i) no Advances shall be available under the Equipment Line until the earlier of (A) the consummation by the Borrower of a new round of equity financing which results in net proceeds to the Borrower of at least One Million Dollars ($1,000,000); and (B) certification by the Borrower that it has attained a Tangible Net Worth, calculated in accordance with GAAP, consistently applied, of at least Two Hundred Fifty Thousand Dollars ($250,000);

            (ii) Advances under the Equipment Line shall be limited to 80% of the face amount of equipment invoices (excluding taxes, shipping and installation) submitted with any Advance Request (as provided below in Section 2.5), not to exceed $200,000 in the aggregate.

     2.5 REQUESTS. Except as otherwise provided herein, the Borrower may from time to time prior to the Revolving Credit Expiration Date, or the Equipment Line Expiration Date, as applicable, request the Bank to make an advance under the Revolving Credit or Equipment Line by delivering to the Bank, not later than 12:00 Noon, Eastern Standard time, a request by telephone by the Chief Executive Officer of the Borrower immediately confirmed in writing by letter, facsimile or telex from the Chief Executive Officer of the Borrower (an "ADVANCE REQUEST"), it being understood that the Bank may rely on the authority of such officer making

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            such a telephonic  request  without the necessity of receipt of such written confirmation. Each Advance Request shall be irrevocable and shall specify (a) the proposed borrowing date; and (b) the aggregate amount of the proposed borrowing hereunder. If the Advance Request is made under the Revolving Credit, it shall be accompanied by the most recent Borrowing Base Certificate prepared by the Borrower. If the Advance Request is made under the Equipment Line, it shall be accompanied by invoices for equipment acquisitions.

     2.6 PROMISSORY NOTES. The obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit, together with interest thereon, shall be evidenced by a promissory note of the Borrower ("REVOLVING CREDIT NOTE") payable to the order of the Bank in a face amount equal to the maximum amount of the Revolving Credit. The obligation of the Borrower to repay the aggregate unpaid principal amount of the Equipment Line, together with interest thereon, shall be evidenced by a promissory note of the Borrower ("TERM NOTE") payable to the order of the Bank in a face amount equal to the maximum amount of the Equipment Line. The Revolving Credit Note and the Term Note shall be referred to together herein as the "NOTES."

     2.7 LOCKBOX. If an Event of Default (as hereinafter defined) occurs, and the same is not cured subject to any applicable cure period, the Bank may require, in its sole discretion, the establishment of a lockbox at the Bank to which account debtors of the Borrower would submit all payments in respect of the Borrower's accounts receivable.

3. SECURITY. The security for repayment of the Facility shall include but not be limited to the collateral, guaranties and other documents heretofore, contemporaneously or hereafter executed and delivered to the Bank (the "SECURITY DOCUMENTS"), which shall secure repayment of the Facility, the Notes and all other loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Bank of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan or guarantee or in any other manner, whether arising out of overdrafts on deposit or other accounts or electronic funds transfers (whether through automatic clearing houses or otherwise) or out of the Bank's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases and all costs and expenses of the Bank incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses (hereinafter referred to collectively as the "OBLIGATIONS"). Unless expressly provided to

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     the  contrary  in  documentation  for any other  loan or  loans,  it is the express intent of the Bank and the Borrower that all Obligations including those included in the Facility be cross-collateralized and cross-defaulted, such that collateral securing any of the Obligations shall secure repayment of all Obligations and a default under any Obligation shall be a default under all Obligations. This Agreement (including the Addendum), the Notes and the Security Documents are collectively referred to as the "LOAN DOCUMENTS".

4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby makes the following representations and warranties, which shall be true and correct as of the date of this Agreement and the date of the making of an Advance, and which shall be true and correct except as otherwise set forth on the Addendum attached hereto and incorporated herein by reference (the "ADDENDUM").

     4.1. EXISTENCE, POWER AND AUTHORITY. The Borrower is duly organized, validly existing and in good standing under the laws of Delaware and has the corporate power and authority to own and operate its assets and to conduct its business as now or currently proposed to be carried on, and is duly qualified, licensed and in good standing to do business in all jurisdictions where its ownership of property or the nature of its business requires such qualification or licensing, except where the failure to be so qualified or licensed would not have a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Borrower or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Bank hereunder or thereunder (a "MATERIAL ADVERSE EFFECT"). The Borrower is duly authorized to execute and deliver the Loan Documents, its Board of Directors has taken all necessary action to authorize the execution and delivery of the Loan Documents, and the Borrower is and will continue to be duly authorized to borrow under this Agreement and to perform all of the other terms and provisions of the Loan Documents.

     4.2. FINANCIAL STATEMENTS. The Borrower has delivered or caused to be delivered its most recent balance sheet and income statement for the fiscal year ended December 31, 1998 (the "HISTORICAL FINANCIAL STATEMENTS"). The Historical Financial Statements are true, complete and accurate in all material respects and fairly present the financial condition, assets and liabilities, whether accrued, absolute, contingent or otherwise and the result of the Borrower's operations for the period specified therein. The Historical Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied from period to period subject in the case of interim statements to normal year-end adjustments and to items that would be disclosed in footnotes to audited statements.

     4.3. NO MATERIAL ADVERSE CHANGE. Since the date of the Historical Financial Statements, the Borrower has not suffered any material damage to, destruction or loss of, its assets, and no event or condition has occurred or exists, which has

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            resulted or, to Borrower's  knowledge,  could reasonably be expected to result in a material adverse change in its business, assets, operations, financial condition or result of operation.

     4.4. BINDING OBLIGATIONS. The Loan Documents, when executed and delivered by the Borrower, will constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their terms except as enforceability may be limited by applicable bankruptcy, reorganization, moratorium and other laws, now or hereafter in effect, affecting the enforcement of creditor's rights generally and that enforceability may be limited by general principles of equity.

     4.5. NO DEFAULTS OR VIOLATIONS. There does not exist any Event of Default under this Agreement or any material default or violation by the Borrower of or under any of the terms, conditions or obligations of:
            (i) its certificate of incorporation or bylaws; (ii) any material indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which it is a party or by which it is bound; or (iii) any law, regulation, ruling, order, injunction, decree, condition or other requirement of a material nature applicable to or imposed upon it by any law, or the action by any court or any governmental authority or agency against the Borrower or its assets. The consummation of the transactions set forth in this Agreement will not result in any such default or violation.

     4.6. TITLE TO ASSETS. The Borrower has valid title to the assets reflected on the Historical Financial Statements, free and clear of all liens and encumbrances, except for (i) current taxes and assessments not yet due and payable, (ii) liens and encumbrances, if any, reflected or noted in the Historical Financial Statements,
            (iii) assets disposed of by the Borrower in the ordinary course of business since the date of the Historical Financial Statements, (iv) those liens or encumbrances specified on the Addendum, (v) liens and encumbrances permitted by Section 6.2 and (vi) liens and encumbrances under the Loan Documents.

     4.7. LITIGATION. There are no actions, suits, proceedings or governmental investigations pending or, to the best of the Borrower's knowledge, threatened against the Borrower, which could reasonably be expected to result in a material adverse change in its business, assets, operations, financial condition or results of operations and there is no basis known to the Borrower for any action, suit, proceedings or governmental investigation which could reasonably be expected to result in such a material adverse change. All pending or threatened litigation against the Borrower of which Borrower has knowledge is listed on the Addendum.

     4.8. TAX RETURNS. The Borrower has filed all returns and reports that are required to be filed by it in connection with any federal, state or local tax, duty or charge levied, assessed or imposed upon it or its property or withheld by it, including

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            unemployment,  social  security and similar  taxes,  and all of such taxes have been either paid or adequate reserve or other provision has been made.

     4.9. EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which the Borrower may have any liability complies in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"), including minimum funding requirements, and (i) no Prohibited Transaction (as defined under ERISA) has occurred with respect to any such plan, (ii) no Reportable Event (as defined under Section 4043 of ERISA) has occurred with respect to any such plan which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Section 4042 of ERISA, (iii) the Borrower has not withdrawn from any such plan or initiated steps to do so, and (iv) no steps have been taken to terminate any such plan.

     4.10. ENVIRONMENTAL MATTERS. The Borrower is in compliance, in all material respects, with all Environmental Laws, including, without limitation, all Environmental Laws in jurisdictions in which the Borrower owns or operates, or has owned or operated, a facility or site, stores Collateral, arranges or has arranged for disposal or treatment of hazardous substances, solid waste or other waste, accepts or has accepted for transport any hazardous substances, solid waste or other wastes or holds or has held any interest in real property or otherwise. Except as otherwise disclosed on the Addendum, no litigation or proceeding arising under, relating to or in connection with any Environmental Law is pending or, to the Borrower's knowledge, threatened against the Borrower, any real property which the Borrower holds or has held an interest or any past or present operation of the Borrower. To the Borrower's knowledge, no release, threatened release or disposal of hazardous waste, solid waste or other wastes is occurring, or has occurred, on, under or to any real property in which the Borrower holds any interest or performs any of its operations, in material violation of any Environmental Law. As used in this Section, "LITIGATION OR PROCEEDING" means any demand, claim notice, suit, suit in equity, action, administrative action, investigation or inquiry whether brought by a governmental authority or other person, and "ENVIRONMENTAL LAWS" means all provisions of laws, statutes, ordinances, rules, regulations, permits, licenses, judgments, writs, injunctions, decrees, orders, awards and standards promulgated by any governmental authority concerning health, safety and protection of, or regulation of the discharge of substances into, the environment.

     4.11. INTELLECTUAL PROPERTY. The Borrower owns or has the right to use all patents, patent rights, and to the information, knowledge and belief of the Borrower, Borrower owns or has the right to use all trademarks, trade names, service marks, copyrights, intellectual property, technology, know-how and processes necessary for the conduct of its business as currently conducted that are material to the condition (financial or otherwise), business or operations of the Borrower.

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     4.12.  YEAR 2000.  The  Borrower has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis the risk that certain computer applications used by the Borrower may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "YEAR 2000 PROBLEM"). The Year 2000 Problem will not have, and is not reasonably expected to have, a Material Adverse Effect.

     4.13. REGULATORY MATTERS. No part of the proceeds of the Loan will be used for "PURCHASING" or "CARRYING" any "MARGIN STOCK" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors.

     4.14. SOLVENCY. As of the date hereof and after giving effect to the transactions contemplated by the Loan Documents, the Borrower will have sufficient cash flow to enable it to pay its debts as they mature.

     4.15. DISCLOSURE. None of the Loan Documents contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained in this Agreement or the Loan Documents not misleading. There is no fact known to the Borrower which materially adversely affects or, might materially adversely affect, the business, assets, operations, financial condition or results of operation of the Borrower and which has not otherwise been fully set forth in this Agreement or in the Loan Documents.

5. AFFIRMATIVE COVENANTS. The Borrower agrees that from the date of execution of this Agreement until all Obligations have been fully paid and any commitments of the Bank to the Borrower have been terminated, the Borrower will:

     5.1. BOOKS AND RECORDS. Maintain books and records in accordance with GAAP and give representatives of the Bank access thereto at all reasonable times following reasonable notice from the Bank, including permission to examine, copy (at the Bank's expense) and make abstracts from any of such books and records and such other information as the Bank may from time to time reasonably request, and the Borrower will make available to the Bank for examination copies of any reports, statements or returns which the Borrower may make to or file with any governmental department, bureau or agency, federal or state. The Bank shall treat as confidential all non-public information contained in such books and records; provided, however, that if Bank is required to disclose confidential information pursuant to a court order, subpoena or similar process, prior to disclosure Bank shall: (i) promptly provide Borrower with a copy of the court order or subpoena; (ii) cooperate with Borrower at Borrower's expense in obtaining a protective or similar order; and
            (iii) in any event, disclose only such confidential information as

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            Bank, with the advice of its counsel, shall deem necessary to comply with such court order or subpoena.

     5.2. INTERIM FINANCIAL STATEMENTS; CERTIFICATE OF NO DEFAULT; ACCOUNTS RECEIVABLE.

            (a) Monthly Reporting. Furnish the Bank within twenty (20) days after the end of each month:

                 (i) a detailed  report on its sales and accounts  receivable in such reasonable detail consistent with the form currently used by the Borrower's management;

                 (ii) an income  statement  and balance  sheet for such  period, each in reasonable detail, certified by an authorized officer of the Borrower and prepared in accordance with GAAP applied from period to period;

                 (iii) a certificate as to its compliance with applicable financial covenants for the period then ended and whether any Event of Default exists, and, if so, the nature thereof and the corrective measures the Borrower proposes to take; and

                 (iv) a completed Borrowing Base Certificate in the form attached to the Borrowing Base Rider.

            (b) Quarterly Reporting. Furnish the Borrower's Financial Statements to the Bank within twenty (20) days of the end of each calendar quarter. "FINANCIAL STATEMENTS" means the Borrower's consolidated and, if required by the Bank in its sole discretion, consolidating balance sheets, income statements and statements of cash flows for the year or quarter together with year-to-date figures and comparative figures for the corresponding periods of the prior year.

     5.3. ANNUAL FINANCIAL STATEMENTS. Furnish the Borrower's Financial Statements to the Bank within ninety (90) days after the end of each fiscal year. Those Financial Statements will be prepared in accordance with GAAP and audited by an independent certified public accountant selected by the Borrower and reasonably satisfactory to the Bank. Audited Financial Statements shall contain the unqualified opinion of an independent certified public accountant and its examination shall have been made in accordance with GAAP consistently applied from period to period. The Borrower will also provide filings made with any regulatory authority and such other information reasonably requested by the Bank from time to time.

     5.4. PAYMENT OF TAXES AND OTHER CHARGES. Pay and discharge when due all indebtedness and all taxes, assessments, charges, levies and other liabilities imposed upon the Borrower, its income, profits, property or business, except those

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            which  currently  are being  contested in good faith by  appropriate proceedings and for which the Borrower shall have set aside adequate reserves in accordance with GAAP or made other adequate provision with respect thereto acceptable to the Bank in its reasonable discretion.

     5.5. MAINTENANCE OF EXISTENCE, OPERATION AND ASSETS. Do all things necessary to maintain, renew and keep in full force and effect its organizational existence and all rights, permits and franchises necessary to enable it to continue its business; continue in operation in substantially the same manner as at present; keep its properties in good operating condition and repair, ordinary wear and tear and obsolescence excepted; and make all necessary and proper repairs, renewals, replacements, additions and improvements thereto.

     5.6. INSURANCE. Maintain with financially sound and reputable insurers, insurance with respect to its property and business against such casualties and contingencies, of such types and in such amounts as is customary for established companies engaged in the same or similar business and similarly situated. In the event of a conflict between the provisions of this Section and the terms of any Security Documents relating to insurance, the provisions in the Security Documents will control.

     5.7. COMPLIANCE WITH LAWS. Comply in all material respects with all laws applicable to the Borrower and to the operation of its business (including any statute, rule or regulation relating to employment practices and pension benefits or to environmental, occupational and health standards and controls).

     5.8. BANK ACCOUNTS. Establish and maintain at the Bank all of the Borrower's primary depository accounts.

     5.9. FINANCIAL COVENANTS. Comply with all of the financial and other covenants, if any, set forth on the Addendum, subject to all applicable cure periods set forth herein.

     5.10. ADDITIONAL REPORTS. Provide prompt written notice to the Bank of the occurrence of any of the following of which the Borrower obtains knowledge (together with a description of the action which the Borrower proposes to take with respect thereto): (i) any Event of Default, (ii) any material litigation filed by or against the Borrower, (iii) any Reportable Event or Prohibited Transaction with respect to any Employee Benefit Plan(s) (as defined in ERISA) or
            (iv) any event which might reasonably be expected to result in a material adverse change in the business, assets, operations, financial condition or results of operation of the Borrower.

6. NEGATIVE COVENANTS. The Borrower covenants and agrees that from the date of execution of this Agreement until all Obligations have been fully paid and any commitments of the Bank to the Borrower have been terminated, the Borrower will not, except as set forth in the Addendum, without the Bank's prior written consent:

     6.1. INDEBTEDNESS. Incur, assume or permit to exist any indebtedness for borrowed money other than: (i) indebtedness under the Facility and any subsequent indebtedness to the Bank; (ii) existing indebtedness disclosed on the Borrower's Historical Financial Statements referred to in Section 4.2; (iii) capital lease obligations not to exceed $100,000 in the aggregate over the term of the Loan; (iv) trade payables incurred in the ordinary course of business; (v) guaranty obligations permitted pursuant to Section 6.3 below; or (vi) indebtedness specifically disclosed by the Borrower on the Addendum and any renewal or refinance of thereof which does not increase the principal thereof.

     6.2. LIENS AND ENCUMBRANCES. Except as provided in Section 4.6, create, assume or permit to exist any mortgage, pledge, encumbrance or other security interest or lien upon any assets now owned or hereafter acquired or enter into any lease or any arrangement for the acquisition of property subject to any conditional sales agreement, other than (i) leasehold interests related to operating leases entered into by the Borrower in the ordinary course of business,
            (ii) liens for taxes, assessments or charges due and payable and subject to interest or penalty, provided that the Borrower maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such lien,
            (iii) liens of mechanics, materialmen, warehousemen, repairmen, carriers, or other statutory nonconsensual liens, provided, that such liens do not materially affect the Collateral or, in the aggregate, materially impair the ability of the Borrower to perform its Obligations hereunder or under the other Loan Documents, (iv) liens consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use, and (v) pledges or deposits made in the ordinary course of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs.

     6.3. GUARANTEES. Guarantee, endorse or voluntarily become contingently liable for the obligations of any person, firm or corporation, except in connection with the endorsement and deposit of checks in the ordinary course of business for collection.

     6.4. LOANS OR ADVANCES; INVESTMENTS. Purchase or hold beneficially any stock, other securities or evidences of indebtedness of any loans or advances to, or make any investment or acquire any interest whatsoever in, any other person, firm or corporation in excess of $10,000 in the aggregate during the term of the Facility, except (i) investments disclosed on the Borrower's Historical Financial Statements or acceptable to the Bank in its reasonable discretion, and (ii) advances to employees to meet expenses incurred by such employees in the ordinary course of business.

     6.5. MERGER OR TRANSFER OF ASSETS. Merge or consolidate with or into any person, firm or corporation or lease, sell, transfer or otherwise dispose of property or assets (excluding the sale of inventory in the ordinary course of business) having an aggregate book value in excess of One Hundred Thousand Dollars ($100,000) whether now owned or hereafter acquired other than such merger, consolidation or disposition approved by the Bank.

     6.6. CHANGE IN BUSINESS, MANAGEMENT OR OWNERSHIP. Make or permit any material change in the nature of its business as carried on as of the date hereof, in the composition of its current executive management, or in its equity ownership other than (i) transfers to heirs and beneficiaries of a stockholder upon the death of a stockholder, (ii) in connection with an initial public offering of the capital stock of the Borrower, (iii) private offerings of the equity securities of the Borrower approved by the Borrower's Board of Directors, (iv) issuances of shares pursuant to the Borrower's employee stock option plan in effect as of the date hereof or (v) in connection with the repurchase of shares acquired through retirement plans or employee stock option plans or pursuant to the exercise of contractual rights of first refusal to purchase such shares; provided that the Bank shall not unreasonably withhold or delay its consent to a change in the Borrower's executive management which has been approved by the Borrower's Board of Directors.


     6.7. DIVIDENDS. Declare or pay any dividends on or make any distribution with respect to any class of its equity or ownership interest, or purchase, redeem, retire or otherwise acquire any of its equity other than (a) recessions and/or reissuance of the equity securities of the Borrower to address Blue Sky matters and (b) purchase, redemption, retirement or other acquisitions of equity securities of the Borrower (not covered by clause (a) above) not to exceed $25,000 in the aggregate during of the term of the Facility.

7. EVENTS OF DEFAULT. The occurrence of any of the following will be deemed to be an "EVENT OF DEFAULT":

     7.1. PAYMENT DEFAULT. The Borrower shall fail to pay any payment of principal when due or any payment of interest within five (5) business days following the date when due, in respect of the Obligations.

     7.2. MATERIAL ADVERSE CHANGE. There shall be a material adverse change in the business, operations, assets, financial condition or results of operations of Borrower.

     7.3. COVENANT DEFAULT. The Borrower shall default in the performance of, or violate any of, the covenants or agreements contained in this Agreement (other than with respect to payment as set forth in Section 7.1), which default shall not have been cured within fifteen
            (15) business days after the occurrence thereof.

     7.4. BREACH OF WARRANTY. Any Financial Statement, representation, warranty or certificate made or furnished by the Borrower to the Bank in connection with this Agreement shall be false, incorrect or incomplete in any material respect when made.

     7.5. BANKRUPTCY OR INSOLVENCY. A proceeding shall have been instituted in a court having jurisdiction over the Borrower seeking a decree or order for relief in respect of Borrower in an involuntary case under any applicable bankruptcy, insolvency reorganization or other similar law and such involuntary case shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days, or Borrower shall commence a voluntary case under any such law or consent to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official).

     7.6. OTHER DEFAULT. The occurrence of an Event of Default as defined in the Notes or any of the Security Documents.


Upon the occurrence of an Event of Default, the Bank will have all rights and remedies specified in the Notes and the Security Documents and all rights and remedies (which are cumulative and not exclusive) available under applicable law or in equity.

8. CONDITIONS. The Bank's obligation to make any Advance under the Facility is subject to the conditions that as of the date of the Advance:

     8.1. FUNDING OF INITIAL ADVANCE UNDER THE REVOLVING CREDIT. On the Closing Date:

            (a) No Event of Default. No Event of Default or event which with the passage of time, provision of notice or both would constitute an Event of Default shall have occurred and be continuing.

            (b) Authorization Documents. The Borrower shall have furnished to the Bank certified copies of resolutions of the board of directors authorizing the execution of this Agreement, the Notes or any of the Security Documents, or other proof of authorization reasonably satisfactory to the Bank.

            (c) Receipt of Loan Documents. The Borrower shall have executed and delivered to the Bank the Loan Documents and such other instruments and documents which the Bank may reasonably request in connection with the transactions provided for in this Agreement.

            (d)   Representations   and  Warranties.   The  representations  and
            warranties of the Borrower to the Bank shall be true and correct in all respects.

            (e) Opening Balance Sheet. The Borrower shall furnish the Bank with its Opening Balance Sheet. "OPENING BALANCE SHEET" means the balance sheet of the Borrower dated March 31, 1999.

            (f) Opinion of Counsel. Counsel for the Borrower shall have delivered to the Bank, a written opinion, dated the Closing Date and in form and substance reasonably satisfactory to the Bank and its counsel.

     8.2. ADDITIONAL ADVANCES. At the time of making any additional Advances under the Revolving Credit or the Equipment Line and after giving effect to any such proposed extensions of credit: the representations and warranties of the Borrower contained in the Loan Documents shall be true on and as of the date of such funding or Advance with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and the Borrower shall have performed and complied with all covenants and conditions hereof; no Event of Default or any event specified in Section 7, which, with the giving of notice, lapse of time or both, would become an Event of Default, shall have occurred and be continuing or shall exist; the advancement of funds under the Facility shall not materially contravene any law applicable to the Borrower or the Bank, as applicable; and the Borrower shall have delivered to the Bank a duly executed and completed Advance Request.

9. EXPENSES. The Borrower agrees to pay the Bank, upon the closing of this Agreement, and otherwise on demand, all reasonable costs and expenses incurred by the Bank in connection with the (i) preparation, negotiation and delivery of this Agreement and the other Loan Documents, and any modifications thereto, including reasonable fees and expenses of counsel, expenses for auditors, lien searches, recording and filing fees and taxes, and (ii) collection of the Loan or instituting, maintaining, preserving, enforcing and foreclosing the security interest in any of the collateral securing the Facility, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to this Agreement.

10. INCREASED COSTS. Within thirty (30) days following written demand, together with the written evidence of the justification therefor, the Borrower agrees to pay the Bank, all direct costs incurred and any losses suffered or payments made by the Bank as a consequence of making any Advance under the Facility by reason of any change in law or regulation or its interpretation imposing any reserve, deposit, allocation of capital or similar requirement (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) on the Bank, its holding company or any of their respective assets.

11. MISCELLANEOUS.

     11.1. NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally to such party, or if sent by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service, to the address set forth below or to such other address as any party may give to the other in writing for such purpose:


To the Bank:                                To the Borrower:

PNC Bank, National Association              InforMax, Inc.
1401 Eye Street, N.W.                       6110 Executive Boulevard
Suite 200                                   N. Bethesda, MD 20852
Washington, DC 20005                        Attention: Joseph Lehnen
Attention: Katherine S. Kappler             Facsimile No.: 301-984-8306
Facsimile No.: 202-393-1545


     11.2. PRESERVATION OF RIGHTS. No delay or omission on the part of the Bank to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power or any acquiescence therein, nor will the action or inaction of the Bank impair any right or power arising hereunder. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity.

     11.3. ILLEGALITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     11.4. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower therefrom, will in any event be effective unless the same is in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case will entitle the Borrower to any other or further notice or demand in the same, similar or other circumstance.

     11.5. ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and  understandings,  both written and oral,  between the
            parties  with   respect  to  the  subject   matter   hereof.

     11.6. COUNTERPARTS. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

     11.7. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Borrower and the Bank and their respective, successors and assigns; provided, however, that the Borrower may not assign this Agreement in whole or in part without the prior written consent of the Bank and the Bank at any time may assign this Agreement in whole or in part, upon prior written notice to Borrower.

     11.8. INTERPRETATION. In this Agreement, unless the Bank and the Borrower otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless otherwise specified in this Agreement, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP.

     11.9. INDEMNITY. The Borrower agrees to indemnify each of the Bank, its directors, officers and employees and each legal entity, if any, which controls the Bank (the "INDEMNIFIED PARTIES") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees of counsel with whom any Indemnified Party may consult and all reasonable expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party in connection with or arising out of the matters referred to in this Agreement or in the other Loan Documents by any third person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Borrower), whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Borrower, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority, which arises out of or relates to this Agreement, any other Loan Document, or the use of the proceeds of the Facility. The indemnity agreement contained in this Section shall survive the termination of this Agreement, payment of any Advance and assignment of any rights hereunder. The Borrower may participate at its expense in the defense of any such action or claim.

     11.10. ASSIGNMENTS AND PARTICIPATION. At any time, upon prior written notice to the Borrower, the Bank may sell, assign, transfer, negotiate, grant participation in, or otherwise dispose of all or any part of the Bank's interest in the Loan. Upon prior written notice to the Borrower, the Bank may provide any information concerning the Borrower, including information pertaining to the Borrower's financial condition, business operations or general creditworthiness, to any person or entity which may succeed to or participate in all or any part of the Bank's interest in the Facility, provided that such person or entity agrees to maintain the confidentiality of such information.

     11.11. GOVERNING LAW AND JURISDICTION. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the Commonwealth of Pennsylvania. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN
            ACCORDANCE  WITH  THE  LAWS  OF THE  COMMONWEALTH  OF  PENNSYLVANIA,
            EXCLUDING ITS CONFLICT OF LAWS RULES. The Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court seated in Allegheny County, Pennsylvania, and consents that all service of process be sent by nationally recognized overnight courier service directed to the Borrower at the Borrower's address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The Bank and the Borrower agree that the venue provided above is the most convenient forum for both the Bank and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

     11.12. WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE BANK IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY
            ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Borrower acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

         WITNESS the due execution of this Loan Agreement as a document under seal, as of the date first written above.


ATTEST:                                 INFORMAX, INC.


By: /s/ Joseph E. Lehnen                By: /s/ Alex Titomirov         (SEAL)
------------------------------             -----------------------------

Print Name: Joseph E. Lehnen            Print Name: Alex Titomirov
           -------------------                     ---------------------

Title:  CFO                             Title: Chief Executive Officer
      ------------------------

                                        PNC BANK, NATIONAL
                                        ASSOCIATION


                                        By: /s/ Katharine Kappler      (SEAL)
                                           -----------------------------

                                        Print Name: Katherine Kappler
                                                   ---------------------

                                        Title: Vice President
                                              --------------------------

ADDENDUM to that certain Loan Agreement dated May ___, 1999 between InforMax, Inc., as the Borrower, and PNC BANK, NATIONAL ASSOCIATION , as the Bank. Capitalized terms used in this Addendum and not otherwise defined shall have the meanings given them in such Loan Agreement.

                             I. FINANCIAL COVENANTS

1. The Borrower will not permit its Modified Tangible Net Worth to be less than the following amounts by the end of the fiscal quarters specified below:


     Quarter Ending                               Tangible Net Worth
     --------------                               ------------------
     June 30, 1999                                    $  424,000
     September 30, 1999                               $  503,000
     December 31, 1999                                $  622,000
     March 31, 2000                                   $  889,000
     June 30, 2000                                    $  957,000
     September 30, 2000                               $1,338,000
     December 31, 2000                                $2,144,000
     March 31, 2001                                   $2,845,000
     June 30, 2001                                    $3,602,000
     September 30, 2001                               $4,798,000
     December 31, 2001                                $5,999,000

2. The Borrower shall have a minimum ratio of Current Assets to Current Liabilities as follows (measured each month at month end).

                                                       Ratio of Current Assets
     Period                                            to Current Liabilities
     ------                                            ----------------------

     Closing through November 30, 1999                 1.10 to 1.00
     December 1, 1999 through April 30, 2000           1.15 to 1.00

3. The Borrower shall maintain a minimum Cash Balance during each of the periods specified below (measured each month at month end).

     Quarter Ending                              Cash Balance
     --------------                              ------------

     June 30, 1999                                 $  108,000
     September 30, 1999                            $  129,000
     December 31, 1999                             $  139,000
     March 31, 2000                                $  172,000
     June 30, 2000                                 $  155,000
     September 30, 2000                            $  211,000
     December 31, 2000                             $  614,000
     March 31, 2001                                $1,052,000
     June 30, 2001                                 $1,513,000
     September 30, 2001                            $2,219,000
     December 31, 2001                             $2,997,000

DEFINITIONS:
------------

     "CASH BALANCE" means the sum of cash and marketable securities.

     "CURRENT ASSETS" means the sum of cash, accounts receivable and marketable securities.

     "CURRENT LIABILITIES" means the sum of (a) all current liabilities other than deferred revenue plus (b) amounts outstanding under the Revolving Credit not classified as current liabilities.

     "MODIFIED TANGIBLE NET WORTH" means Tangible Net Worth plus 75% of deferred revenues (calculated in accordance with GAAP).

     "TANGIBLE NET WORTH" means shareholders' equity less intangible assets (calculated in accordance with generally accepted accounting principles), plus all equity or subordinated and/or convertible debt investments created after the date of this Agreement.

                                II. DISCLOSURES
                                ---------------

4.6  TITLE TO ASSETS.
     ----------------

     See Attached Disclosure

4.7  AND 4.10 LITIGATION AND PROCEEDINGS.
              ---------------------------

     See Attached Disclosure

6.1 INDEBTEDNESS
    ------------

     None

                                                      EXECUTION COPY

                                 AMENDMENT NO. 1
                                       TO
                                 LOAN AGREEMENT


     THIS AMENDMENT NO. 1 TO LOAN AGREEMENT (this "AMENDMENT"), is entered into as of August 6, 1999, between INFORMAX, INC., a Delaware corporation (the "BORROWER"), and PNC BANK, NATIONAL ASSOCIATION (the "BANK").

                                   WITNESSETH:

     WHEREAS, the Borrower and the Bank entered into a Loan Agreement dated as of May 6, 1999 (the "LOAN AGREEMENT") wherein the Bank agreed to extend certain credit facilities to the Borrower, including a $200,000 Equipment Line of Credit (the "EQUIPMENT LINE"), subject to the terms and conditions of the Agreement; and

     WHEREAS, the Borrower has requested that the Bank amend the Loan Agreement to increase the maximum availability under the Equipment Line to $600,000 and to extend the amortization period for each of the First Term Loan and Second Term Loan (as each is defined in the Agreement) from twenty four to thirty months.

     NOW, THEREFORE, in consideration of the premises herein and other good and valuable consideration, the Borrower and the Bank, with the intent to be legally bound hereby, agree as follows:

     1. DEFINED TERMS. Capitalized terms used in this Amendment shall have the meanings provided in the Loan Agreement unless a different definition is provided herein.

     2. EQUIPMENT LINE AVAILABILITY. The maximum availability under the Equipment Line is hereby increased to $600,000. All Advances under the Equipment Line shall continue to be limited to 80% of the face amount of equipment invoices (excluding taxes, shipping and installation) submitted with any Advance Request.

     3. EXTENSION OF EQUIPMENT LINE TERM. Each of the First Term Loan and the Second Term Loan shall provide for repayment of principal and interest in thirty
(30) equal monthly installments.

     4. AMENDED AND RESTATED LINE OF CREDIT NOTE. Simultaneously with the execution and delivery of this Amendment, the Borrower shall execute and deliver to the Bank an Amended and Restated Line of Credit Note (the "AMENDED NOTE"). Upon receipt of the

Amended Note, the Bank shall return to the Borrower the Line of Credit Note dated May 6, 1999.

     5. SECURITY/COLLATERAL. All obligations of the Borrowers, or any one of them, to the Bank under the Equipment Line, as amended, and the Amended Note shall constitute Obligations as defined in the Loan Agreement and in the Security Agreement dated as of May 6, 1999 by and between Borrower and the Bank, and shall be entitled to the benefits of and be secured by the Security Documents.

     6. FACILITY FEE. The Borrower shall pay to the Bank a facility fee of $3,000 (.75% of the increased amount of the Equipment Line), payable upon execution of this Amendment.

     7. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Bank as follows:

         (a) all representations, warranties and covenants made by the Borrower to the Bank that are contained in the Loan Agreement, as modified hereby, the Amended Note, and each of the other Loan Documents are true and correct on and as of the date hereof with the same effect as though such representations, warranties and covenants had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein);

         (b) to the Borrower's knowledge, no event or condition has occurred or exists which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under any of the Loan Documents;

         (c) the Borrower has delivered copies of its most recently amended Certificate of Incorporation and Bylaws to the Bank together with this Amendment No. 1, and such amended Certificate and Bylaws have not been amended, revised, supplemented, restated or changed in any way since their respective dates of adoption and are still in full force and effect; and

         (d) the execution and delivery of this Amendment No. 1 and the consummation of the transactions contemplated hereby and by the Note and any other documents executed by the Borrower required to be delivered to the Bank in connection with this Amendment No. 1 have been duly and validly authorized by the Borrower and all such documents together constitute the legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with their respective terms.

     8. REIMBURSEMENT OF EXPENSES. The Borrower shall reimburse the Bank, upon the execution of this Amendment, and otherwise on demand, all reasonable and necessary costs and expenses incurred by the Bank in connection with the preparation, negotiation and delivery of this Amendment No. 1 and the Amended Note and any modifications thereto. The obligations of the Borrower to pay expenses hereunder are in addition to, and not in lieu of, any similar obligations set forth in the Loan Agreement.

     9. COUNTERPARTS. This Amendment No. 1 may be executed in one or more counterparts by any party hereto in separate counterparts, each of which when so executed and delivered to the other party shall be deemed an original. All such counterparts together shall constitute one and the same instrument.

     10. WAIVERS. This Amendment No. 1 shall not, except as expressly set forth above, serve to waive, supplement or amend the Loan Agreement, which Loan Agreement shall remain in full force and effect as amended hereby.


                           [Signature Page to Follow]

     WITNESS the due execution of this Amendment No. 1 to Loan Agreement as a document under seal, as of the date first written above.

ATTEST:                                     INFORMAX, INC.



By:  /s/ Brigitta Lipsky                    By: /s/ Joseph E. Lehnen
   _________________________                    _________________________ (SEAL)

Print Name: Brigitta Lipsky                 Print Name: Joseph E. Lehnen
            ________________                            _________________

Title:  Controller                          Title:  Chief Financial Officer
      ______________________                       __________________________


                                            PNC BANK,
                                            NATIONAL ASSOCIATION


                                            By: /s/ Katharine Kappler
                                                _________________________ (SEAL)

                                            Print Name: Katharine Kappler
                                                        _________________

                                            Title: Vice President
                                                   ________________________

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 2
                                       TO
                                 LOAN AGREEMENT


     THIS AMENDMENT NO. 2 TO LOAN AGREEMENT ("AMENDMENT NO. 2"), is entered into as of November 30, 1999 (the "AMENDMENT DATE"), between INFORMAX, INC., a Delaware corporation (the "BORROWER"), and PNC BANK, NATIONAL ASSOCIATION (the "BANK").

                                   WITNESSETH:

     WHEREAS, the Borrower and the Bank entered into a Loan Agreement dated as of May 6, 1999 (the "ORIGINAL LOAN AGREEMENT") wherein the Bank agreed to extend certain credit facilities to the Borrower, including an $800,000 Secured Revolving Credit (the "REVOLVING CREDIT") and a $200,000 Equipment Line of Credit (the "EQUIPMENT LINE"), subject to the terms and conditions of the Original Loan Agreement; and

     WHEREAS, the Borrower and the Bank entered into an Amendment No. 1 to Loan Agreement, dated as of August 6, 1999 ("AMENDMENT NO. 1"), pursuant to which the parties agreed to increase the Equipment Line to $600,000 and extend the amortization term for each of the First Term Loan and Second Term Loan (the Original Loan Agreement as amended by Amendment No. 1, is referred to herein as the "LOAN AGREEMENT"); and

     WHEREAS, the Borrower has requested that the Bank further amend the Loan Agreement to (i) increase the maximum availability under each of the Revolving Credit and the Equipment Line to $1,000,000, (ii) adjust the interest rates applicable to each of the Revolving Credit and the Equipment Line and (iii) modify certain covenants of the Borrower as described in this Second Amendment.

     NOW, THEREFORE, in consideration of the premises herein and other good and valuable consideration, the Borrower and the Bank, with the intent to be legally bound hereby, agree as follows:

     1. DEFINED TERMS. Capitalized terms used in this Amendment No. 2 shall have the meanings provided in the Loan Agreement unless a different definition is provided herein.

     2. AVAILABILITY.

         (a) The maximum availability under the Revolving Credit is hereby increased to $1,000,000 as of the Amendment Date. All Advances under the Revolving Credit shall continue to be subject to the limitations of the Borrowing Base Rider attached to the Loan Agreement as

Exhibit A.

         (b) Equipment Line. The maximum availability under the Equipment Line is hereby increased to $1,000,000 as of the Amendment Date. All Advances under the Equipment Line shall be limited to 100% of the face amount of equipment invoices (excluding taxes, shipping and installation) submitted with any Advance Request.

     3. ADJUSTMENT OF INTEREST RATES. Effective as of the Amendment Date, interest shall accrue at a rate of

         (a) Prime plus 1.00% per annum on all amounts outstanding under the Revolving Credit; and

         (b) Prime plus 1.25% per annum on all amounts outstanding under the Equipment Line.

The foregoing interest rates shall apply to all amounts outstanding under the Revolving Credit and Equipment Line as of the Amendment Date, respectively, without regard to whether Advances under such Revolving Credit or Equipment Line were made before or after the Amendment Date.

     4. MODIFICATION OF CERTAIN COVENANTS.

         (a) Monthly Reporting Requirements. Section 5.2(a) of the Loan Agreement is hereby amended to provide that the Borrower shall satisfy each of the reporting obligations under Section 5.2(a) within thirty (30) days after the end of each month.

         (b) Financial Covenants. Section I of the Addendum to the Loan Agreement is hereby amended and restated in its entirety as follows:

                             I. FINANCIAL COVENANTS

1. The Borrower will not permit its Modified Tangible Net Worth to be less than the following amounts by the end of the fiscal quarters specified below:

     Quarter Ending                          Tangible Net Worth
     --------------                          ------------------
     June 30, 1999                           $  424,000
     September 30, 1999                      $  503,000
     December 31, 1999                       $2,794,000
     March 31, 2000                          $3,174,000
     June 30, 2000                           $3,097,000
     September 30, 2000                      $2,846,000

     Beginning with the quarter ending December 31, 2000, the Borrower shall not experience two consecutive quarters of Negative Net Operating Income.

2. The Borrower shall have a minimum ratio of Current Assets to Current Liabilities as follows (measured each month at month end).

                                                 Ratio of Current Assets
     Period                                      to Current Liabilities
     ------                                      --------------------------
     Closing through November 30, 1999           1.10 to 1.00
     December 1, 1999 through April 30, 2000     1.15 to 1.00

3. The Borrower shall maintain a minimum Cash Balance during each of the periods specified below (measured each month at month end).

     Quarter Ending                         Cash Balance
     --------------                         ------------
     June 30, 1999                          $  108,000
     September 30, 1999                     $  129,000
     December 31, 1999                      $  750,000
     March 31, 2000                         $  750,000
     June 30, 2000                          $  750,000
     September 30, 2000                     $  750,000
     December 31, 2000                      $  750,000
     March 31, 2001                         $1,052,000
     June 30, 2001                          $1,513,000
     September 30, 2001                     $2,219,000
     December 31, 2001                      $2,997,000

DEFINITIONS:

     "CASH BALANCE" means the sum of cash and marketable securities.

     "CURRENT ASSETS" means the sum of cash, accounts receivable and marketable securities.

     "CURRENT LIABILITIES" means the sum of (a) all current liabilities other than deferred revenue plus (b) amounts outstanding under the Revolving Credit not classified as current liabilities.

     "MODIFIED TANGIBLE NET WORTH" means Tangible Net Worth plus 75% of deferred revenues (calculated in accordance with GAAP).

     "NEGATIVE NET OPERATING INCOME" means earnings before interest, taxes, depreciation and amortization less than zero calculated in accordance with generally accepted accounting principles.

     "TANGIBLE NET WORTH" means shareholders' equity less intangible assets (calculated in accordance with generally accepted accounting principles), plus all equity or subordinated and/or convertible debt investments created after the date of this Agreement.

     5. AMENDED NOTES. Simultaneously with the execution and delivery of this Amendment No. 2, the Borrower shall execute and deliver to the Bank an Amended and Restated Line of Credit Note and a Second Amended and Restated Equipment Line Note (the "AMENDED NOTES").

     6. SECURITY/COLLATERAL. All obligations of the Borrowers, or any one of them, to the Bank under the Revolving Credit and the Equipment Line, as amended, and the Amended Notes shall constitute Obligations as defined in the Loan Agreement and in the Security Agreement dated as of May 6, 1999 by and between Borrower and the Bank, and shall be entitled to the benefits of and be secured by the Security Documents.

     7. FACILITY FEE. The Borrower shall pay to the Bank (a) a facility fee of $4,500 (.75% of the increased amount of the Facility), and (b) an amendment fee of $2,500 (.125% of the aggregate amount of the Facility, each such fee payable upon execution of this Amendment No. 2.

     8. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Bank as follows:

         (a) all representations, warranties and covenants made by the Borrower to the Bank that are contained in the Loan Agreement, as modified hereby, the Amended Notes, and each of the other Loan Documents are true and correct on and as of the date hereof with the same effect as though such representations, warranties and covenants had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein);

         (b) to the Borrower's knowledge, no event or condition has occurred or exists which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under any of the Loan Documents;

         (c) the Borrower has delivered copies of its most recently amended Certificate of Incorporation and Bylaws to the Bank together with this Amendment No. 2, and such amended Certificate and Bylaws have not been amended, revised, supplemented, restated or changed in any way since their respective dates of adoption and are still in full force and effect; and

         (d) the execution and delivery of this Amendment No. 2 and the consummation of the transactions contemplated hereby and by the Amended Notes and any other documents executed by the Borrower required to be delivered to the Bank in connection with this Amendment No. 2 have been duly and validly authorized by the Borrower and all such documents together constitute the legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with their respective terms.

     9. REIMBURSEMENT OF EXPENSES. The Borrower shall reimburse the Bank, upon the execution of this Amendment, and otherwise on demand, all reasonable and necessary costs and expenses incurred by the Bank in connection with the preparation, negotiation and delivery of this Amendment No. 2 and the Amended Notes and any modifications thereto. The obligations of the Borrower to pay expenses hereunder are in addition to, and not in lieu of, any similar obligations set forth in the Loan Agreement.

     10. NOTICES. The addresses for notices provided in Section 11.1 of the Loan Agreement are hereby amended and restated as follows:

To the Bank:                                To the Borrower:

PNC Bank, National Association              InforMax, Inc.
Venture Bank @ PNC                          6010 Executive Boulevard
11600 Sunrise Valley Drive                  N. Bethesda, MD  20852
Reston, VA  20191                           Attention:  Joseph Lehnen
Attention:  Katharine S. Kappler            Facsimile No.:  240-223-0025
Facsimile No.:  703-391-9734

     11. COUNTERPARTS. This Amendment No. 2 may be executed in one or more counterparts by any party hereto in separate counterparts, each of which when so executed and delivered to the other party shall be deemed an original. All such counterparts together shall constitute one and the same instrument.

     12. WAIVERS. This Amendment No. 2 shall not, except as expressly set forth above, serve to waive, supplement or amend the Loan Agreement, which Loan Agreement shall remain in full force and effect as amended hereby.





                           [Signature Page to Follow]

     WITNESS the due execution of this Amendment No. 2 to Loan Agreement as a document under seal, as of the date first written above.

ATTEST:                                     INFORMAX, INC.



By: /s/ Joseph E. Lehnen                     By: /s/ Alex Titomirov
    ________________________                   _________________________ (SEAL)

Print Name: Joseph E. Lehnen                Print Name: Alex Titomirov
            ________________                            _________________

Title: Chief Financial Officer              Title: President/CEO
      ________________________                     ______________


                                            PNC BANK,
                                            NATIONAL ASSOCIATION


                                            By: /s/ Katherine Kappler
                                              _________________________ (SEAL)

                                            Print Name: Katherine Kappler
                                                        _________________

                                            Title: Vice President
                                                  __________________________

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 3
                                       TO
                                 LOAN AGREEMENT


     THIS AMENDMENT NO. 3 TO LOAN AGREEMENT ("AMENDMENT NO. 3"), is entered into as of February 7 2000 (the "AMENDMENT DATE"), between INFORMAX, INC., a Delaware corporation (the "BORROWER"), and PNC BANK, NATIONAL ASSOCIATION (the "BANK").

                                   WITNESSETH:

         WHEREAS, the Borrower and the Bank entered into a Loan Agreement dated as of May 6, 1999 (the "ORIGINAL LOAN AGREEMENT") wherein the Bank agreed to extend certain credit facilities to the Borrower, including an $800,000 Secured Revolving Credit (the "REVOLVING CREDIT") and a $200,000 Equipment Line of Credit (the "EQUIPMENT LINE"), subject to the terms and conditions of the Original Loan Agreement; and

     WHEREAS, the Borrower and the Bank entered into an Amendment No. 1 to Loan Agreement, dated as of August 6, 1999 ("AMENDMENT NO. 1"), pursuant to which the parties agreed to increase the Equipment Line to $600,000 and extend the amortization term for each of the First Term Loan and Second Term Loan; and

     WHEREAS, the Borrower and the Bank entered into an Amendment No. 2 to Loan Agreement, dated as of November 30, 1999 ("AMENDMENT NO. 2"), pursuant to which the parties agreed to (i) increase the maximum availability under each of the Revolving Credit and the Equipment Line to $1,000,000, (ii) adjust the interest rates applicable to each of the Revolving Credit and the Equipment Line and
(iii) modify certain covenants of the Borrower as described in Amendment No. 2 (the Original Loan Agreement as amended by Amendment No. 1 and Amendment No. 2, is referred to herein as the "LOAN AGREEMENT"); and

     WHEREAS, the Borrower has requested that the Bank further amend the Loan Agreement to (i) increase the maximum availability under each of the Revolving Credit and the Equipment Line to $3,000,000, (ii) extend the expiration date for the Revolving Credit, and (iii) modify certain covenants of the Borrower as described in this Amendment No. 3.

     NOW, THEREFORE, in consideration of the premises herein and other good and valuable consideration, the Borrower and the Bank, with the intent to be legally bound hereby, agree as follows:

     1. DEFINED TERMS. Capitalized terms used in this Amendment No. 3 shall have the meanings provided in the Loan Agreement unless a different definition is provided herein.

     2. EXPIRATION DATE. The "REVOLVING CREDIT EXPIRATION DATE" shall be the date three hundred sixty four (364) days after the Amendment Date.

     3. AVAILABILITY.

         (a) Revolving Credit. The maximum availability under the Revolving Credit is hereby increased to $3,000,000 as of the Amendment Date. All Advances under the Revolving Credit shall continue to be subject to the limitations of the Borrowing Base Rider attached to the Loan Agreement as Exhibit A.

         (b) Equipment Line. The maximum availability under the Equipment Line is hereby increased to $3,000,000 as of the Amendment Date. All Advances under the Equipment Line shall be limited to 100% of the face amount of equipment invoices (excluding taxes, shipping and installation) submitted with any Advance Request.

     4. ADJUSTMENT OF INTEREST RATES. Effective as of the Amendment Date, interest shall accrue at a rate of

         (a) Prime plus 1.00% per annum on all amounts outstanding under the Revolving Credit; and

         (b) Prime plus 1.25% per annum on all amounts outstanding under the Equipment Line.

The foregoing interest rates shall apply to all amounts outstanding under the Revolving Credit and Equipment Line as of the Amendment Date, respectively, without regard to whether Advances under such Revolving Credit or Equipment Line were made before or after the Amendment Date.

     5. MODIFICATION OF CERTAIN COVENANTS. Section I of the Addendum to the Loan Agreement is hereby amended and restated in its entirety as follows:

                             I. FINANCIAL COVENANTS

1. The Borrower will not permit its Modified Tangible Net Worth to be less than the following amounts by the end of the fiscal quarters specified below:

     Quarter Ending                         Tangible Net Worth
     --------------                         ------------------
     March 31, 2000                         $2,900,000
     June 30, 2000                          $2,900,000
     September 30, 2000                     $2,300,000
     December 31, 2000                      $3,100,000

     Beginning with the quarter ending December 31, 2000, the Borrower shall not experience two consecutive quarters of Negative Net Operating Income.

2. The Borrower shall at all times during the term of this Agreement have a minimum ratio of Current Assets to Current Liabilities of 1.50 to 1.00 (measured each month at month end).

3. The Borrower shall at all times during the term of this Agreement maintain a minimum Cash Balance of $750,000 (measured each month at month end).

4. The Borrower shall at all times during the term of this Agreement maintain a maximum ratio of Modified Total Liabilities to Modified Tangible Net Worth of 1.50 to 1.00 (measured each month at month end).

DEFINITIONS:

     "CASH BALANCE" means the sum of cash and marketable securities.

     "CURRENT ASSETS" means the sum of cash, accounts receivable and marketable securities.

     "CURRENT LIABILITIES" means the sum of (a) all current liabilities other than deferred revenue plus (b) amounts outstanding under the Revolving Credit not classified as current liabilities.

     "MODIFIED TOTAL LIABILITIES" means all current and long term liabilities, less deferred revenues.

     "MODIFIED TANGIBLE NET WORTH" means Tangible Net Worth plus 75% of deferred revenues (calculated in accordance with GAAP).

     "NEGATIVE NET OPERATING INCOME" means earnings before interest, taxes, depreciation and amortization less than zero calculated in accordance with generally accepted accounting principles.

     "TANGIBLE NET WORTH" means shareholders' equity less intangible assets (calculated in accordance with generally accepted accounting principles), plus all equity or subordinated and/or convertible debt investments created after the date of this Agreement.



     6. AMENDED NOTES. Simultaneously with the execution and delivery of this Amendment No. 3, the Borrower shall execute and deliver to the Bank a Second Amended and Restated Line of Credit Note and a Third Amended and Restated Equipment Line of Credit Note (the "AMENDED NOTES").

     7. SECURITY/COLLATERAL. All obligations of the Borrowers, or any one of them, to the Bank under the Revolving Credit and the Equipment Line, as amended, and the Amended Notes shall constitute Obligations as defined in the Loan Agreement and in the Security Agreement dated as of May 6, 1999 by and between Borrower and the Bank, and shall be entitled to the benefits of and be secured by the Security Documents.

     8. FACILITY FEE. The Borrower shall pay to the Bank (a) a facility fee of $20,000 (.50% of the increased amount of the Facility), and (b) an amendment fee of $7,500 (.125% of the aggregate amount of the Facility), each such fee payable upon execution of this Amendment No. 3.

     9. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Bank as follows:

         (a) all representations, warranties and covenants made by the Borrower to the Bank that are contained in the Loan Agreement, as modified hereby, the Amended Notes, and each of the other Loan Documents are true and correct on and as of the date hereof with the same effect as though such representations, warranties and covenants had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein);

         (b) to the Borrower's knowledge, no event or condition has occurred or exists which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under any of the Loan Documents;

         (c) the Borrower has delivered copies of its most recently amended Certificate of Incorporation and Bylaws to the Bank together with this Amendment No. 3, and such amended Certificate and Bylaws have not been amended, revised, supplemented, restated or changed in any way since their respective dates of adoption and are still in full force and effect; and

         (d) the execution and delivery of this Amendment No. 3 and the consummation of the transactions contemplated hereby and by the Amended Notes and any other documents executed by the Borrower required to be delivered to the Bank in connection with this Amendment No. 3 have been duly and validly authorized by the Borrower and all such documents together constitute the legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with their respective terms.

     10. REIMBURSEMENT OF EXPENSES. The Borrower shall reimburse the Bank, upon the execution of this Amendment, and otherwise on demand, all reasonable and necessary costs and expenses incurred by the Bank in connection with the preparation, negotiation and delivery of this Amendment No. 3 and the Amended Notes and any modifications thereto. The obligations of the Borrower to pay expenses hereunder are in addition to, and not in lieu of, any similar obligations set forth in the Loan Agreement.

     11. NOTICES. The addresses for notices provided in Section 11.1 of the Loan Agreement are hereby amended and restated as follows:

To the Bank:                                To the Borrower:

PNC Bank, National Association              InforMax, Inc.
Venture Bank @ PNC                          6010 Executive Boulevard
11600 Sunrise Valley Drive                  N. Bethesda, MD  20852
Reston, VA  20191                           Attention:  Joseph Lehnen
Attention:  Katharine S. Kappler            Facsimile No.:  240-223-0025
Facsimile No.:  703-391-9734

     12. COUNTERPARTS. This Amendment No. 3 may be executed in one or more counterparts by any party hereto in separate counterparts, each of which when so executed and delivered to the other party shall be deemed an original. All such counterparts together shall constitute one and the same instrument.

     13. WAIVERS. This Amendment No. 3 shall not, except as expressly set forth above, serve to waive, supplement or amend the Loan Agreement, which Loan Agreement shall remain in full force and effect as amended hereby.


                           [Signature Page to Follow]

     WITNESS the due execution of this Amendment No. 3 to Loan Agreement as a document under seal, as of the date first written above.

ATTEST:                                     INFORMAX, INC.



By: /s/ Joseph E. Lehnen                     By: /s/ Alex Titomirov
    ________________________                   _________________________ (SEAL)

Print Name: Joseph E. Lehnen                Print Name: Alex Titomirov
            ________________                            _________________

Title: CEO                                  Title: CEO
      ________________________                     ______________


                                            PNC BANK,
                                            NATIONAL ASSOCIATION


                                            By: /s/ Katherine Kappler
                                              _________________________ (SEAL)

                                            Print Name: Katherine Kappler
                                                        _________________

                                            Title: Vice President
                                                  __________________________

                                                              K&L DRAFT: 4/13/00

                                 AMENDMENT NO. 4
                                       TO
                                 LOAN AGREEMENT

     THIS AMENDMENT NO. 4 TO LOAN AGREEMENT ("AMENDMENT NO. 4"), effective as of February 29, 2000 (the "AMENDMENT DATE"), between INFORMAX, INC., a Delaware corporation (the "BORROWER"), and PNC BANK, NATIONAL ASSOCIATION (the "BANK").

                                   WITNESSETH:

     WHEREAS, the Borrower and the Bank entered into a Loan Agreement dated as of May 6, 1999 (the "ORIGINAL LOAN AGREEMENT") wherein the Bank agreed to extend certain credit facilities to the Borrower, including an $800,000 Secured Revolving Credit (the "REVOLVING CREDIT") and a $200,000 Equipment Line of Credit (the "EQUIPMENT LINE"), subject to the terms and conditions of the Original Loan Agreement; and

     WHEREAS, the Borrower and the Bank entered into an Amendment No. 1 to Loan Agreement, dated as of August 6, 1999 ("AMENDMENT NO. 1"), pursuant to which the parties agreed to increase the Equipment Line to $600,000 and extend the amortization term for each of the First Term Loan and Second Term Loan; and

     WHEREAS, the Borrower and the Bank entered into an Amendment No. 2 to Loan Agreement, dated as of November 30, 1999 ("AMENDMENT NO. 2"), pursuant to which the parties agreed to (i) increase the maximum availability under each of the Revolving Credit and the Equipment Line to $1,000,000, (ii) adjust the interest rates applicable to each of the Revolving Credit and the Equipment Line and
(iii) modify certain covenants of the Borrower as described in Amendment No. 2; and

     WHEREAS, the Borrower and the Bank entered into an Amendment No. 3 to Loan Agreement, dated as of February __, 2000 ("AMENDMENT NO. 3") pursuant to which the parties agreed to (i) increase the maximum availability under each of the Revolving Credit and the Equipment Line to $3,000,000, (ii) extend the expiration date for the Revolving Credit, and (iii) modify certain financial covenants of the Borrower (the Original Loan Agreement, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3, is referred to herein as the ("LOAN AGREEMENT"); and

     WHEREAS, the Borrower has requested that the Bank further amend the Loan Agreement to modify the definition of "Cash Balance" as such term is used in one or more of the Borrower's financial covenants, set forth in the Addendum to the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises herein and other good and valuable consideration, the Borrower and the Bank, with the intent to be legally bound hereby, agree as follows:

     1. DEFINED TERMS. Capitalized terms used in this Amendment No. 4 shall have the meanings provided in the Loan Agreement unless a different definition is provided herein.

     2. MODIFICATION OF CERTAIN COVENANTS. The definition of "Cash Balance" set forth in the Addendum to the Loan Agreement is hereby amended and restated in its entirety as follows:

         "CASH BALANCE" means the sum of cash and marketable securities plus an amount equal to the Borrower's excess availability under the Revolving Credit.

     3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Bank as follows:

         (a) all representations, warranties and covenants made by the Borrower to the Bank that are contained in the Loan Agreement, as modified hereby, and each of the other Loan Documents are true and correct on and as of the date hereof with the same effect as though such representations, warranties and covenants had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein);

         (b) to the Borrower's knowledge, no event or condition has occurred or exists which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under any of the Loan Documents;

         (c) the copies of the Borrower's Certificate of Incorporation and Bylaws most recently delivered to the Bank have not been amended, revised, supplemented, restated or changed in any way since their respective dates of adoption and are still in full force and effect; and

         (d) the execution and delivery of this Amendment No. 4 and the consummation of the transactions contemplated hereby and by the Amended Notes and any other documents executed by the Borrower required to be delivered to the Bank in connection with this Amendment No. 4 have been duly and validly authorized by the Borrower and all such documents together constitute the legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with their respective terms.

     4. REIMBURSEMENT OF EXPENSES. The Borrower shall reimburse the Bank, upon the execution of this Amendment No. 4, and otherwise on demand, all reasonable and necessary costs and expenses incurred by the Bank in connection with the preparation, negotiation and delivery of this Amendment No. 4 and any modifications hereto. The obligations of the

Borrower to pay expenses hereunder are in addition to, and not in lieu of, any similar obligations set forth in the Loan Agreement.

     5. COUNTERPARTS. This Amendment No. 4 may be executed in one or more counterparts by any party hereto in separate counterparts, each of which when so executed and delivered to the other party shall be deemed an original. All such counterparts together shall constitute one and the same instrument.

     6. LIMITATION OF WAIVERS. This Amendment No. 4 shall not, except as expressly set forth above, serve to waive, supplement or amend the Loan Agreement, which Loan Agreement shall remain in full force and effect as amended hereby.


                           [Signature Page to Follow]

     WITNESS the due execution of this Amendment No. 4 to Loan Agreement as a document under seal, as of the date first written above.

ATTEST:                                     INFORMAX, INC.


ATTEST:                                     INFORMAX, INC.



By: /s/ Cecile A. Thorp                     By: /s/ Alex Titomirov
    ________________________                   _________________________ (SEAL)

Print Name: Cecile A. Thorp                Print Name: Alex Titomirov
            ________________                            _________________

Title: Benefits Administrator              Title: President/CEO
      ________________________                     ______________


Original documents                          PNC BANK,
appeared and signed before                  NATIONAL ASSOCIATION
me this 17th day of
April, 2000                                 By: /s/ Katharine Kappler
                                                _________________________ (SEAL)

                                            Print Name: Katharine Kappler
                                                        _________________
Notary Public
State of Maryland
Commission expires:
February 3, 2004                            Title: Managing Director
                                                __________________________

                                 AMENDMENT NO. 5

                                       TO

                                 LOAN AGREEMENT

     THIS AMENDMENT NO. 5 TO LOAN AGREEMENT (" AMENDMENT NO. 5"), dated as of June 19, 2000 (the "AMENDMENT DATE"), between INFORMAX, INC., a Delaware corporation (the "BORROWER"), and PNC BANK, NATIONAL ASSOCIATION (the "BANK").

                                  WITNESSETH:

     WHEREAS, the Borrower and the Bank entered into a Loan Agreement dated as of May 6, 1999 (the "ORIGINAL LOAN AGREEMENT") wherein the Bank agreed to extend certain credit facilities to the Borrower, including an $800,000 Secured Revolving Credit (the "REVOLVING CREDIT") and a $200,000 Equipment Line of Credit (the "EQUIPMENT LINE"), subject to the terms and conditions of the Original Loan Agreement; and

     WHEREAS, the Borrower and the Bank entered into an Amendment No. 1 to Loan Agreement, dated as of August 6, 1999 ("AMENDMENT NO. 1"), pursuant to which the parties agreed to increase the Equipment Line to $600,000 and extend the amortization term for each of the First Term Loan and Second Term Loan; and

     WHEREAS, the Borrower and the Bank entered into an Amendment No. 2 to Loan Agreement, dated as of November 30, 1999 ("AMENDMENT NO. 2"), pursuant to which the parties agreed to (i) increase the maximum availability under each of the Revolving Credit and the Equipment Line to $1,000,000, (ii) adjust the interest rates applicable to each of the Revolving Credit and the Equipment Line and
(iii) modify certain covenants of the Borrower as described in Amendment No. 2; and

     WHEREAS, the Borrower and the Bank entered into an Amendment No. 3 to Loan Agreement, dated as of February 7, 2000 ("AMENDMENT NO. 3") pursuant to which the parties agreed to (i) increase the maximum availability under each of the Revolving Credit and the Equipment Line to $3,000,000, (ii) extend the expiration date for the Revolving Credit, and (iii) modify certain financial covenants of the Borrower; and

     WHEREAS, the Borrower and the Bank entered into an Amendment No. 4 to Loan Agreement, effective as of February 29, 2000 ("AMENDMENT NO. 4") pursuant to which the parties agreed to modify the definition of "Cash Balance" set forth in the Addendum to the Original Loan Agreement (the Original Loan Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 is referred to herein as the "LOAN AGREEMENT"); and

     WHEREAS, the Borrower has requested that the Bank further amend the Loan Agreement to (i) provide a %3,000,000 bridge loan to fund the Borrower's operating expenses; (ii) modify certain financial covenants of the Borrower.

     NOW, THEREFORE, in consideration of the premises herein and other good and valuable consideration, the Borrower and the Bank, with the intent to be legally bound hereby, agree as follows:

     1. DEFINED TERMS. Capitalized terms used in this Amendment No. 5 shall have the meanings provided in the Loan Agreement unless a different definition is provided herein.

     2. FACILITY. The term "Facility" is hereby amended to include a $3,000,000 Bridge Loan ("BRIDGE LOAN"). The proceeds of the Bridge Loan shall be used only for funding operating expenses.

     3. BRIDGE LOAN EXPIRATION DATE. All outstanding borrowings under the Bridge Loan, together with all fees and expenses related thereto and interest accrued thereon, shall become due and payable in their entirety upon the earlier to occur of (i) December 19, 2000 and (ii) closing date of an initial public offering of any capital stock of the Borrower or any other equity event whereby any holder or holders of the Borrower's capital stock infuse(s) additional assets, whereby cash or non-cash, to Borrower either as a contribution of capital, loan or otherwise of at least $3,000,000 (the "BRIDGE LOAN EXPIRATION DATE").

     4. MANDATORY PREPAYMENTS. The Borrower shall made Mandatory Prepayments as follows:

        (i) From Effective Date through Expiration Date. From the effective date of this Amendment No. 5 through the Bridge Loan Expiration Date, all contributions to the equity of the Borrower, including but not limited to funds raised through venture capital rounds, sales of equity to strategic investors, private placements, or other sales of equity, will give rise to an obligation to make a prepayment (a "MANDATORY PREPAYMENT") to the Bank on the same Business Day in the amount of the equity contribution, net of reasonable expenses, up to the maximum aggregate amount of the principal amount of the Bridge Loan outstanding at such date and accrued interest thereon; provided, however, contributions to the Borrower's equity in an aggregate amount of up to Four Million Dollars ($4,000,000) from Emerging Tech Ventures, Cogene Biotech Ventures and Partech International, or their respective affiliates, will not cause a Mandatory Prepayment.

        (ii) Application of Prepayments. Mandatory Prepayments will be applied first to accrued interest and then to principal. Amounts prepaid may not be reborrowed.

     5. INTEREST RATE. The interest rate for the Bridge Loan is the Prime Rate (as defined in the Loan Agreement) plus 2.50% per annum. Interest shall be calculated on the basis of a year of 360 days and shall be payable monthly in arrears.

     6. FACILITY FEE. The Borrower shall pay the Bank a facility fee of $7,500, payable upon the execution of this Amendment No. 5.

     7. AVAILABILITY. Subject to the other terms and conditions of this Amendment No. 5 and provided that the Borrower is in compliance with all the other terms and conditions of the Loan Agreement, the Borrower may draw up to $1,500,000 within 10 days of the execution of this Amendment No. 5 and up to $500,000 (in increments of $250,000) each month for the three months thereafter up to a maximum aggregate amount of $3,000,000.

     8. BRIDGE LOAN NOTE. The obligation of the Borrower to repay the aggregate unpaid principal amount of the Bridge Loan, together with interest thereon, shall be evidenced by a promissory note of the Borrower attached hereto as Exhibit A (the "BRIDGE NOTE" and together with the Revolving Credit Note and the Term Note, as amended, the "NOTES") payable to the order of the Bank.

     9. MODIFICATION OF CERTAIN COVENANTS. Section I of the Addendum to the Loan Agreement is hereby amended and restated in its entirety as follows:

                            "I. FINANCIAL COVENANTS

1. The Borrower will not permit its Modified Tangible Net Worth to be less than the following amounts by the end of the fiscal quarters specified below:

            ------------------------------------------------
            Quarter Ending             Modified Tangible Net
            --------------             ---------------------
                                       Worth
                                       -----
            ------------------------------------------------
            June 30, 2000              $1,078,000
            ------------------------------------------------
            September 30, 2000            357,000
            ------------------------------------------------
            December 31, 2000           3,006,000
            ------------------------------------------------

   Beginning with the quarter ending December 31, 2000, the Borrower shall not not experience two consecutive quarters of Negative Net Operating Income.

2. The Borrower shall at all times during the term of this Agreement have a minimum ratio of Current Assets to Current liabilities of 1.50:1.0 (measured each month at month end); provided, however, that the Borrower shall not be required to satisfy this financial covenant until the Bridge Loan Expiration Date.

3. The Borrower shall at all times during the term of this Agreement maintain a minimum Cash Balance of $750,000 (measured each month at month end).

4. The Borrower shall at all times during the term of this Agreement maintain a maximum ratio of Modified Total Liabilities to Modified Tangible Net Worth of 1.50:1.0 (measured each month at month end); provided, however, that the Borrower shall not be required to satisfy this financial covenant until the Bridge Loan Expiration Date.

5. While amounts due under the Bridge Loan are outstanding, Borrower will not permit its Pre-Tax Loss (calculated in accordance with GAAP) determined on a cumulative basis, to be more than the following amounts at the times specified below:

            ------------------------------------------------
             Quarter Ending            Maximum Pre-Tax Loss
            ------------------------------------------------
             June 30, 2000             ($1,581,000)
            ------------------------------------------------
             September 30, 2000         (3,158,000)
            ------------------------------------------------
             December 31, 2000          (1,861,000)
            ------------------------------------------------
             March 31, 2001               (490,000)
            ------------------------------------------------

6. While amounts due under the Bridge Loan are outstanding, Borrower will not permit its Revenue, determined on a cumulative basis from January 1, 2000 until December 31, 2000 and on a rolling four-quarter basis thereafter, to be less than the following amounts at the times specified below:

            ------------------------------------------------
             Quarter Ending            Minimum Revenue
            ------------------------------------------------
             June 30, 2000             $6,599,000
            ------------------------------------------------
             September 30, 2000         9,626,000
            ------------------------------------------------
             December 31, 2000         14,951,000
            ------------------------------------------------
             March 31, 2001            18,045,000
            ------------------------------------------------

DEFINITIONS:

     "CASH BALANCE" means the sum of cash and marketable securities plus an amount equal to the Borrower's excess availability under the Revolving Credit.

     "CURRENT ASSETS" means the sum of cash, accounts receivable and marketable securities.

     "CURRENT LIABILITIES" means the sum of (a) all current liabilities other than deferred revenue plus (b) amounts outstanding under the Revolving Credit not classified as current liabilities.

     "MODIFIED TOTAL LIABILITIES" means all current and long term liabilities, less deferred revenues.

     "MODIFIED TANGIBLE NET WORTH" means Tangible Net Worth plus 75% of deferred revenues (calculated in accordance with GAAP).

     "NEGATIVE NET OPERATING INCOME" means earnings before interest, taxes, depreciation and amortization less than zero calculated in accordance with GAAP.

     "PRE-TAX LOSS" for any period (cumulative or rolling) means earnings before calculation and payment of taxes as reported on the balance sheet of the Borrower on the last day of the reporting period.

     "REVENUE" means the sum of cumulative and deferred revenues.

     "TANGIBLE NET WORTH" means shareholders' equity less intangible assets (calculated in accordance with GAAP), plus all equity or subordinated and/or convertible debt investments created after the date of this Agreement."

     10. SECURITY/COLLATERAL. All obligations of the Borrower to the Bank under the Revolving Credit, Equipment Line, Bridge Loan and the Notes, as amended, constitute Obligations as defined in the Loan Agreement and in the Security Agreement dated as of May 6, 1999 by and between Borrower and Bank, entitled to the benefits of and secured by the Security Documents.

     11. WARRANTS. In partial consideration for the Bridge Loan and the financial accommodations extended to the Borrower under and pursuant to the Loan Agreement provided herein, the Borrower will, upon the execution of this
Amendment No. 5, grant to Bank warrants to purchase the non-voting common capital stock of Borrower (the "WARRANTS") (i) in the initial amount of 9,000 shares; and (ii) an additional 6,000 shares if amounts due under the Bridge Loan are unpaid on September 19, 2000, in accordance with and subject to the terms of the Warrant Purchase Agreement attached hereto as Exhibit B (the "WARRANT AGREEMENT") and at an exercise price set forth in the Warrant Agreement (the Loan Agreement, this Amendment No. 5, the Notes, the Security Documents and the Warrant Agreement are collectively referred to as the "LOAN DOCUMENTS").

     12. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Bank as follows:

          (a) all representations, warranties and covenants made by the Borrower to the Bank that are contained in the Loan Agreement, as modified hereby, and each of the other Loan Documents are true and correct on and as of the date hereof with the same effect as though such representations, warranties and covenants had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein);

          (b) to the Borrower's knowledge, no event or condition has occurred or exists which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under any of the Loan Documents;

          (c) the copies of the Borrower's Certificate of Incorporation and Bylaws most recently delivered to the Bank have not been amended, revised, supplemented, restated or changed in any way since their respective dates of adoption and are still in full force and effect; and

         (d) the execution and delivery of this Amendment No. 5 and the consummation of the transactions contemplated hereby and by the Bridge Note and any other documents executed by the Borrower required to be delivered to the Bank in connection with this Amendment No. 5 have been duly and validly authorized by the Borrower and all such documents together constitute the legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with their respective terms.

     13. CONDITIONS. The Bank's obligation to make any Advance under the Bridge Loan is subject to the conditions set forth in the Loan Agreement and to the following conditions as of the date of this Amendment:

         (a) Authorized Documents. The Borrower shall have furnished to the Bank certified copies of resolutions of its board of directors authorizing the execution of this Amendment, the Bridge Note and the Warrant Agreement;

         (b) Legal Opinion. The Borrower shall have furnished to the Bank a legal opinion in form and substance satisfactory to the Bank; and

         (c) Effective Date. The Borrower has executed this Amendment, the Bridge Loan Note, the Warrant Agreement and any other documentation required by the Bank on or before June 30, 2000.

     14. REIMBURSEMENT OF EXPENSES. The Borrower shall reimburse the Bank, upon the execution of this Amendment No. 5, and otherwise on demand, all reasonable and necessary costs and expenses incurred by the Bank in connection with the preparation, negotiation and delivery of this Amendment No. 5 and any modifications hereto. The obligations of the Borrower to pay expenses hereunder are in addition to, and not in lieu of, any similar obligations set forth in the Loan Agreement.

     15. COUNTERPARTS. This Amendment No. 5 may be executed in one or more counterparts by any party hereto in separate counterparts, each of which when so executed and delivered to the other party shall be deemed an original. All such counterparts together shall constitute one and the same instrument.

     16. LIMITATION OF AMENDMENT. This Amendment No. 5 shall not, except as expressly set forth above, serve to supplement or amend the Loan Agreement or the other Loan Documents, which Loan Agreement and the Loan Documents shall remain in full force and effect as amended hereby.

     WITNESS the due execution of this Amendment No. 5 to Loan Agreement as a document under seal, as of the date first written above.

ATTEST:                                  INFORMAX, INC.



By:  /s/ Joseph E. Lehnen                By: /s/ Alex Titomirov        (SEAL)
     ------------------------                --------------------------

Print Name: Joseph E. Lehnen             Print Name: Alex Titomirov
            -----------------                        --------------

Title:      CFO                          Title:        CEO/Chair
      -----------------------                  --------------------

                                         PNC BANK,
                                         NATIONAL ASSOCIATION


                                         By: /s/ Katharine Kappler     (SEAL)
                                             --------------------------

                                         Print Name: Katharine Kappler
                                                     ------------------

                                         Title:     Managing Director
                                               ------------------------

                                   Exhibit A

                                  Bridge Note

                                   Exhibit B

                           Warrant Purchase Agreement